Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

October 3, 2012

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	Legg Mason Partners Institutional Trust

(filing relates to Western Asset Institutional Government Reserves and Western Asset Institutional AMT Free

Municipal Money Market Fund (the “Funds”))

(File Nos. 33-49552 and 811-6740)

Ladies and Gentlemen:

On behalf of Legg Mason Partners Institutional Trust, a Maryland statutory trust (the “Trust”), we hereby certify pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the “1933 Act”), that the forms of the Prospectuses (other than the Prospectuses referenced in the following paragraph) relating to the Funds that would have been filed by the Trust pursuant to Rule 497(c) under the 1933 Act upon the effectiveness of Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A (the “Amendment”) would not have differed from those contained in the Amendment. The Amendment, which was filed via the EDGAR system on September 21, 2012, is the most recent amendment to the Trust’s Registration Statement.

In addition, we are hereby filing, pursuant to the requirements of Rule 497(c) under the 1933 Act, the Prospectus relating to the Funds with respect to Premium Shares and the Statement of Additional Information. Pursuant to the requirements of Rule 497(g), the paragraph of Rule 497 under which this filing is made and the file numbers of the Trust’s Registration Statement are noted on the Prospectus and Statement of Additional Information.

Please call Mari A. Wilson at (617) 951-8381 with any comments or questions relating to the filing.

Sincerely,

/s/ Mari A. Wilson

Mari A. Wilson